UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

Shire plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	+353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported on November 11, 2013, Shire plc (as guarantor and an original borrower) (“Shire”) and Shire Global Finance (as an original borrower) entered into a US $2.60 billion Facilities Agreement (the “Facilities Agreement”) with, among others, Morgan Stanley Bank International Limited (acting as lead arranger and agent). The Facilities Agreement initially comprised two credit facilities: (i) a US $1.75 billion term loan facility and (ii) a US $0.85 billion term loan facility.

Also as previously reported, on December 13, 2013, Shire and Morgan Stanley International Limited, among others, entered into a letter agreement pursuant to which Shire exercised its right to cancel US $0.85 billion of the US $1.75 billion term loan facility. As a result, the US $1.75 billion term loan facility was reduced to a US $0.90 billion term loan facility.

On February 18, 2014, Shire and Barclays Bank plc, acting as agent under the Facilities Agreement, entered into a letter agreement (the “Letter Agreement”) pursuant to which Shire exercised its right to cancel US $0.35 billion of the US $0.90 billion term loan facility with effect from February 21, 2014, and therefore, as of February 21, 2014, the US $0.90 billion term loan facility has been reduced to a US $0.55 billion term loan facility.

As previously reported, the US $0.55 billion term loan facility (originally the US $1.75 billion term loan facility and previously the US $0.90 billion term loan facility), may only be used to finance the purchase price payable in respect of the proposed acquisition of ViroPharma Incorporated (including certain related costs) and for the redemption of Shire’s US $1.1 billion convertible bonds due 2014 (the “Convertible Bonds"). As previously reported, following the voluntary conversion by holders of the Convertible Bonds and Shire’s redemption of the remainder, no Convertible Bonds remain outstanding.

Other than as expressly modified pursuant to the Letter Agreement and other amendments described herein, the Facilities Agreement, which was filed as Exhibit 10.1 to Shire’s Current Report on Form 8-K dated November 11, 2013, remains in full force and effect. The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by the full text of the Letter Agreement attached as Exhibit 10.1 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

10.1	Letter Agreement dated February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ Tatjana May
	Name:	Tatjana May
	Title:	General Counsel

Dated: February 21, 2014

EXHIBIT INDEX

Number	Description

10.1	Letter Agreement dated February 18, 2014